SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                       __________________


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 16, 2000


                      LASER TECHNOLOGY, INC
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    1-11642                 84-0970494
(State or Other Jurisdiction      (Commission              (IRS Employer
   Of Incorporation)              File Number)             Identification No.)


         7070 SOUTH TUCSON WAY, ENGLEWOOD, COLORADO 80112
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:    (303) 649-1000


                             FORM 8-K

Item 5.   Other Events

     On March 16, 2000, Laser Technology, Inc. (the "Company") released for public dissemination the following Press Release, presented in its entirety:

                              ******

   Laser Technology Announces Addition Of Nicholas J. Cooney to
Board of Directors
          Elizabeth Hearty Appointed Corporate Secretary

     ENGLEWOOD, Colo., March 16 /PRNewswire/   Laser Technology,
Inc. (Amex: LSR), a leading designer, manufacturer and marketer of pulse laser measuring instruments and systems, today announced that Mr. Nicholas J. Cooney has been appointed to the Company's Board of Directors.

     Mr. Cooney has over forty years of experience practicing law, with an emphasis in corporate and financial areas, and carries a broad investment banking background. For over 25 years, Mr. Cooney was involved in the legal affairs of three major corporations; Kidde, Inc. (formerly Walter Kidde & Co., Inc.), Ingersoll-Rand Company and American Express Company. Mr. Cooney is also active as an arbitrator. He joins other recent additions to Laser Technology's Board of Directors, including William Behrens, Walter Keay and Edward Cowle. Mr. Cooney's appointment increases the number of outside directors to four and fills the last of four recently-announced vacancies.

     The Board believes that the combined experience of its newly appointed outside board members, along with H. DeWorth Williams and Jeremy Dunne, will provide the expertise needed as the Company continues to explore growth opportunities and to pursue the enhancement of shareholder value.

     Additionally, Elizabeth Hearty has been appointed Corporate Secretary of the Company. Ms. Hearty holds a B.S. degree in accounting and has served as the Company's Controller since September 1999. In her capacity as Controller she will report to the President and Board of Directors on financial matters.

     Laser Technology, Inc. manufactures and markets laser-based speed and distance measuring instruments which utilize proprietary technology developed by the Company. Its products are sold worldwide and are used in a wide variety of applications, including traffic speed enforcement, natural resource management, GIS mapping, surveying, sporting/recreational activities, and industrial process control. The Company's headquarters and primary manufacturing facilities are located in Englewood, Colorado, and its common stock traded on the American Stock Exchange under the ticker symbol "LSR".

     This press release includes statements which may constitute "forward-looking" statements, usually containing the words "believe," "project," "expect" or similar expressions. Any forward-looking statements in this release are made pursuant to the "safe harbor' provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned forward-looking statement inherently involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological developments, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

          For further information, please contact:

     Maggie Urban-Phillips, Investor Relations at (303) 649-1000
                    Or
     R. J. Falkner & Company, Investor Relations Counsel at
     (800) 377-9893 or via e-mail at info@rjfalkner.com






                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 21, 2000                LASER TECHNOLOGY, INC.




                                   By:  /S/   Eric Miller
                                        Eric Miller, President